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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 10, 2002
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                           MICROSTRATEGY INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


Delaware                               0-24435                  51-0323571
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(State or Other Jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)


1861 International Drive, McLean, Virginia                                22102
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 (Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code: (703) 848-8600
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         (Former Name or Former Address, if Changed since Last Report)


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Item 9.  Regulation FD Disclosure.

On October 24, 2002, MicroStrategy Incorporated (the "Company") issued a press release (the "Press Release") providing financial guidance for the fourth quarter of 2002. Revenue was expected to be in the range of approximately $35 to $39 million. Pro forma results of operations, excluding special items, were expected to range from breakeven to a profit of $2 million. Pro forma earnings per share, excluding special items and assuming a diluted weighted average share count, was expected to range from approximately breakeven to $0.15 per share. Average share count in the quarter using the diluted weighted average share count method was expected to be 13 to 14 million. A copy of the Press Release was filed with the Company's Current Report on Form 8-K, dated October 24, 2002, as Exhibit 99.1.

On December 10, 2002, in response to an investor inquiry, the Company said that it was comfortable with the fourth quarter financial guidance provided in the Press Release.

This report contains statements that constitute "forward-looking statements," including estimates of future business prospects or financial results. Forward-looking statements inherently involve risks and uncertainties that could cause actual results of MicroStrategy Incorporated and its subsidiaries (collectively, the "Company") to differ materially from the forward-looking statements. Factors that could contribute to such differences include: the Company's ability to secure financing for its current operations and long-term plans on acceptable terms; the ability of the Company to implement and achieve widespread customer acceptance of its MicroStrategy 7i software on a timely basis; the Company's ability to recognize deferred revenue through delivery of products or satisfactory performance of services; the Company's ability to effect the sale of non-core assets on reasonable terms; continued acceptance of the Company's products in the marketplace; the timing of significant orders; delays in the Company's ability to develop or ship new products; market acceptance of new products; competitive factors; general economic conditions; currency fluctuations; and other risks detailed in the Company's registration statements and periodic reports filed with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

The information in this report is being furnished pursuant to Regulation FD. In accordance with General Instructions B.2. of Form 8-K, the information in this report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MicroStrategy Incorporated
                                         (Registrant)


                                By:      /s/ Michael J. Saylor
                                   -----------------------------------------
                                Name:    Michael J. Saylor
                                Title:   Chairman of the Board of Directors
                                         & Chief Executive Officer

Date:  December 10, 2002